SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.   )
Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [  ]
Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Sections 240.14a-11(c) or Section 240.14a-
      12

                                            SOFTNET SYSTEMS, INC.
                             (Name of Registrant as Specified In Its Charter)

           Martin A. Koehler, 717 Forest Avenue, Lake Forest, Illinois 60045 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[]    $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
      Item 22(a)(2) of Schedule 14A
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

   1) Title of each class of securities to which transaction applies:



   2) Aggregate number of securities to which transaction applies:



   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



   4) Proposed maximum aggregate value of transaction:



   5) Total fee paid:



[X]   Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:



   2) Form, Schedule or Registration Statement No.:



   3) Filing Party:



   4) Date Filed:










                              SOFTNET SYSTEMS, INC.
                                717 Forest Avenue
                          Lake Forest, Illinois  60046







                                                                January 31, 1996


Dear Shareholder:

   You are cordially invited to attend the Annual Meeting of Shareholders. The meeting will be held at the offices of the Company's subsidiary, Communicate Direct, Inc., at 1425 Busch Parkway, Buffalo Grove, Illinois 60089, at 10:00 a.m. on February 28, 1996. After the business session, we will report on current operations and other matters of importance.

   The formal Notice and Proxy Statement appear on the following pages and contain details of the business to be conducted at the meeting. Also enclosed for your information is the SoftNet Systems, Inc. 1995 Annual Report to Shareholders.

   Your vote is very important regardless of the number of shares you own. We hope you can attend the meeting. However, whether or not you plan to attend, please sign, date and return the accompanying proxy card as soon as possible. The enclosed envelope requires no postage if mailed in the United States. If you attend the meeting, you may revoke your proxy if you wish and vote personally.


                                   Sincerely,



                                   John J. McDonough
                                   Chairman of the Board



                              SOFTNET SYSTEMS, INC.
                                717 FOREST AVENUE
                          LAKE FOREST, ILLINOIS  60045



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 28, 1996



   The Annual Meeting of shareholders of SoftNet Systems, Inc., a New York corporation (the "Company"), will be held at the offices of the Company's subsidiary, Communicate Direct, Inc., at 1425 Busch Parkway, Buffalo Grove, Illinois 60089, on February 28, 1996, at 10:00 a.m. Chicago time, for the following purposes:

      1.   To elect nine directors to hold office for the ensuing year.

      2. To consider and vote upon a proposed amendment to the Company's Certificate of Incorporation, as amended, to increase the authorized common stock from 10,000,000 to 25,000,000 shares of common stock, par value $.01 per share ("Common Stock").

      3. To consider and vote upon a proposal to authorize and approve the SoftNet Systems, Inc. 1995 Long Term Incentive Plan.

      4. To consider and vote upon a proposal to authorize and approve the SoftNet Systems, Inc. Employee Stock Option Plan for employees of Micrographics Technology Corporation.

      5. To authorize and approve the grant of a stock option to purchase 150,000 shares of Common Stock to John J. McDonough, the Chairman of the Board of Directors of the Company.

      6. To authorize and approve the grant of a stock option to purchase 25,000 shares of Common Stock to Martin A. Koehler, Vice President-Finance and Chief Financial Officer of the Company.

      7. To consider and transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

   Only shareholders of record at the close of business on January 15, 1996 are entitled to notice of and to vote at the Annual Meeting. Whether or not you plan to attend the meeting, please sign, date and mail the enclosed Proxy in the envelope provided which requires no postage for mailing in the United States. A prompt response is helpful, and your cooperation will be appreciated. If you later find that you can be present and you desire to vote in person, or, for any other reason, desire to revoke your proxy, you may do so at any time before the voting by written notice to the Secretary of the Company.

                              By Order of the Board of Directors


                              Alfred J. Ziegler
                              Secretary
January 31, 1996

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE FOR MAILING IN THE UNITED STATES. A PROMPT RESPONSE IS HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.


                              SOFTNET SYSTEMS, INC.
                                717 FOREST AVENUE
                          LAKE FOREST, ILLINOIS  60045



                                 PROXY STATEMENT

                                     GENERAL


   This Proxy Statement is being mailed to shareholders of SoftNet Systems, Inc., a New York corporation ("SoftNet" or the "Company"), on or about January 31, 1996, and is furnished in connection with the solicitation by the Board of Directors of the Company of proxies for the Annual Meeting of Shareholders to be held at the offices of the Company's subsidiary, Communicate Direct, Inc., at 1425 Busch Parkway, Buffalo Grove, Illinois 60089, on February 28, 1996, at 10:00 a.m., Chicago time for the purpose of considering and acting upon the matters specified in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement.

REVOCABILITY OF PROXIES

   If the form of proxy which accompanies this Proxy Statement is executed and returned, it will be voted. Proxies may be revoked by filing with the Secretary of the Company written notice of revocation bearing a later date than the proxy, by duly executing a subsequently dated proxy relating to the same shares of stock and delivering it to the Secretary of the Company or by attending the Meeting and voting in person. Attendance at the Meeting will not in and of itself constitute revocation of a proxy. Any subsequently dated proxy or written notice revoking a proxy should be sent to the Secretary of the Company at SoftNet Systems, Inc., 717 Forest Avenue, Lake Forest, Illinois 60045.

SHARES OUTSTANDING AND VOTING RIGHTS

   As of January 15, 1996, the Company had outstanding 5,547,033 shares of Common Stock and such shares are the only shares entitled to vote at the Meeting. The Company has no other class of voting securities outstanding.

   A majority of the outstanding shares entitled to vote at the Meeting and represented in person or by proxy will constitute a quorum. Each shareholder voting in the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which such shareholder's shares are entitled, or may distribute such votes, on the same principle, among as many candidates as the shareholder chooses, provided that votes cannot be cast for more than the total number of directors to be elected at the meeting. There are no conditions precedent to the exercise of cumulative voting rights. The Board of Directors of the Company is soliciting discretionary authority to cumulate votes. Each share has one vote on all other matters.

   If choices are not specified on the proxy, the shares will be voted for the proposals described herein. Under New York law, abstentions and broker "non-votes" will be counted towards determining the presence of a quorum. With respect to all proposals other than election of directors, abstentions and broker "non-votes" will have the effect of a negative vote. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote for a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Unvoted shares are termed "non-votes" when a nominee holding shares for beneficial owners may not have received instructions from the beneficial owner and may not have exercised discretionary voting power on certain matters, but with respect to other matters may have voted pursuant to discretionary authority or instructions from the beneficial owners.

   Assuming a quorum is present at the Meeting, approval of the proposed actions shall require the following vote of shareholders: (i) Proposal 1 (regarding the election of Directors) must be approved according to the cumulative voting rules and (ii) Proposal 2 (regarding the amendment to the Certificate of Incorporation), Proposal 3 (regarding the SoftNet Systems, Inc. 1995 Long Term Incentive Plan), Proposal 4 (regarding the SoftNet Systems, Inc. Employee Stock Option Plan for employees of Micrographics Technology Corporation), Proposal 5 (regarding the option granted to John J. McDonough) and Proposal 6 (regarding the option granted to Martin A. Koehler) must be approved by a majority of the outstanding shares entitled to vote thereon.

SOLICITATION

   The Board of Directors has authorized the solicitation of proxies. Expenses incurred in the solicitation of proxies will be borne by the Company. Directors and officers of the Company may make additional solicitations in person or by telephone without additional compensation.


                       PROPOSAL 1 - ELECTION OF DIRECTORS

   At the Annual Meeting, nine directors are to be elected to hold office until the next annual meeting of shareholders or until their successors are elected and qualified. The Board of Directors of the Company currently consists of ten members. One member of the Board, Mr. Ziegler, is not standing for re-election. Commencing with the Annual Meeting, the Board will consist of nine members.

   It is intended that the proxies (except proxies marked to the contrary) will be voted for the nominees listed below, all of whom are members of the present Board of Directors. It is expected that the nominees will serve, but if any nominee declines or is unable to serve for any unforeseen cause, the proxies will be voted to fill any vacancy so arising in accordance with the discretionary authority of the persons named in the proxies. Under the Bylaws of the Company, persons must be nominated at least forty-five days prior to the meeting; accordingly, no additional persons may be nominated at the meeting.

NOMINEES

   The following table sets forth certain information concerning the nominees, all of whom are members of the present Board of Directors:


 NAME AND AGE              PRINCIPAL OCCUPATION AND OTHER INFORMATION
 John J. McDonough (59)    Director since 1995.  Chairman of the
                           Board of the Company since July 1995.
                           Vice Chairman from July 1993 to October
                           1995 and Chief Executive Officer from July
                           1993 to February 1995 of Dentsply
                           International Inc. (dental products).
                           Chairman and Chief Executive Officer of
                           GENDEX Corporation (dental products) from
                           April 1983 to June 1993.  Director of
                           AMRESCO, Inc., Bank One/Chicago, CGW
                           Southeast Fund, IMNET Systems, Inc.(image
                           processing) and Newell Co.

 John I. Jellinek (50)     Director since 1993.  President and Chief
                           Executive Officer of the Company since
                           June 1993.  President of Jelco Ventures,
                           Inc. (diversified holding company) since
                           1971.  President of Fund Processing
                           Systems, Inc. since 1969.  Director of
                           IMNET Systems, Inc. (image processing)
                           since October 1992.

Ian B. Aaron (35)          Director since 1994.  Chief Information
                           Officer of the Company since January 1996.
                           Executive Vice President of Systems
                           Development of Communicate Direct, Inc.
                           from October 1994 to January 1996 and
                           President of Communicate Direct, Inc. from
                           1988 to October 1994.

 James A. Gordon (46)      Director since 1995.  President of Gordon
                           Management, Inc. (investment management
                           company) since 1992.  From 1971 to 1992,
                           President of Gordon Wholesale, Inc.
                           (grocery and tobacco wholesaler).
                           Director of IMNET Systems, Inc. and
                           Advanced Photonix, Inc. (advanced light
                           detection).
 John G. Hamm (57)         Director since 1985.  Executive Vice
                           President of ARTRA Group Incorporated
                           (flexible packaging) since 1988.  Director
                           from 1984 to 1994 and Vice President-
                           Finance from 1990 to 1994 of Ozite
                           Corporation (textiles, hose and tubing).
                           Director of Plastic Specialties and
                           Technologies, Inc. (textiles, hose and
                           tubing) from 1993 to January 1996.

 Philip Kenny (42)         Director since 1993.  President of
                           Northgate Investments Corp. since 1991 and
                           President of Seven K Construction Co.
                           (construction) from 1987 to 1991.
                           Director of Kenny Industries, Inc. since
                           1980 and Summitt Golf Corporation of
                           Tallahassee, Florida since 1993.  Chairman
                           of One on One Sports, Inc. (national
                           sports radio) since 1993.

 A.J.R. Oosthuizen (60)    Director since 1995.  President and Chief
                           Executive Officer of Micrographics
                           Technology Corporation since March 1989.
 Ronald I. Simon (57)      Director since 1995.  President of Ronald
                           Simon, Inc. (financial consulting) since
                           1974.  Chairman of Sonant Corporation
                           (interactive voice response equipment)
                           since April 1993.  Director of Citadel
                           Corporation (real estate investment
                           company).

 C. William Vatz (79)      Director since 1995.  Private investor
                           since March 1995.  From July 1993 to March
                           1995, director of Dentsply International,
                           Inc.  From 1990 to July 1993, director of
                           GENDEX Corporation.

INFORMATION CONCERNING THE BOARD AND ITS COMMITTEES

   There were sixteen meetings of the Board of Directors in the fiscal year ended September 30, 1995. Each director attended at least 75% of the meetings.

   The Audit Committee, currently consisting of Messrs. Gordon, Hamm, and Simon, had one meeting in fiscal 1995. The Compensation Committee, currently consisting of Messrs. Hamm, Kenny and McDonough, had one meeting in fiscal 1995. The Executive Committee, currently consisting of Messrs. Jellinek, Kenny, McDonough and Oosthuizen, had no meetings in fiscal 1995. The Stock Option Committee, consisting of Messrs. Gordon, Simon and Vatz, was formed on September 29, 1995 and had no meetings in fiscal 1995. The purpose of the Stock Option Committee is to administer the Company's 1995 Long Term Incentive Plan. The Nominating Committee, consisting of Messrs. Gordon, McDonough and Simon, was formed on December 12, 1995 and had no meetings in fiscal 1995. The purpose of the Nominating Committee is to select the slate of Directors to be nominated by the Board of Directors. The Nominating Committee will not consider nominees recommended by shareholders.

DIRECTOR COMPENSATION

   The Directors who were not officers of the Company or of a subsidiary, namely, Messrs. Gordon, Hamm, Kenny, Simon and Vatz, each receive a fee of $1,000 per month for their services as Directors.

   Mr. McDonough, as Chairman of the Board, receives an annual salary of $60,000 plus a bonus of up to 90% of his base salary as determined by the Compensation Committee in accordance with the Company's Incentive Compensation Plan. No bonus was paid to Mr. McDonough with respect to fiscal 1995. In addition, Mr. McDonough was granted an option to purchase 150,000 shares of Common Stock at $6.50 per share on September 15, 1995, when the market value of the Common Stock was $13.50. This option grant is subject to shareholder authorization and approval, as discussed in Proposal 5 of this Proxy.

   Mr. Jellinek, as President and Chief Executive Officer, currently receives an annual salary of $200,000 plus a bonus of up to 90% of his base salary as determined by the Compensation Committee in accordance with the Company's Incentive Compensation Plan. No bonus was paid to Mr. Jellinek with respect to fiscal 1995. In October 1995, Mr. Jellinek was granted an option to purchase 55,000 shares of Common Stock at $12.75 per share pursuant to the Company's 1995 Long Term Incentive Plan (the "Plan"). This Plan is subject to shareholder authorization and approval as set forth in Proposal 3 of this Proxy.

   Mr. Oosthuizen, as President and Chief Executive Officer of Micrographics Technology Corporation, receives an annual salary of $200,000 plus a bonus of up to 60% of his base salary as determined by the Compensation Committee in accordance with the Company's Incentive Compensation Plan. No bonus was paid to Mr. Oosthuizen with respect to fiscal 1995. In October 1995, Mr. Oosthuizen was granted an option to purchase 31,000 shares of Common Stock at $12.75 per share pursuant to the Plan.

   Mr. Aaron, as Chief Information Officer, receives an annual salary of $200,000 plus a bonus of up to 60% of his base salary as determined by the Compensation Committee in accordance with the Company's Incentive Compensation Plan. No bonus was paid to Mr. Aaron with respect to fiscal 1995. In October 1995, Mr. Aaron was granted an option to purchase 31,000 shares of Common Stock at $12.75 per share pursuant to the Plan.

   In fiscal 1994, the Board voted to compensate Mr. Hamm, a Director of the Company, $150,000 for previously uncompensated services as a consultant rendered
to the Company over the prior ten years.   During that period, Mr. Hamm
coordinated the preparation of public filings made by the Company, reviewed acquisition proposals and was involved in investor relations. The Board authorized Mr. Hamm to receive (i) $100,000 in cash, with $50,000 payable immediately and $50,000 payable at $10,000 per month, and (ii) either $50,000 in shares of Common Stock (10,000 shares) or 10 year warrants to purchase 16,667 shares of Common Stock at $5.00 per share, as Mr. Hamm elects. In addition, Mr. Hamm will receive additional shares or warrants at the rate of 20% of the outstanding shares or warrants theretofore granted to him per annum until the shares to be received or the shares received upon exercise of the warrants, as the case may be, are freely tradeable or saleable under Rule 144 or 144k of the Securities Act of 1933, as amended. Further, at specified dates, Mr. Hamm may elect to receive any unpaid cash compensation in additional shares or warrants or receive interest on his unpaid compensation at 10% per annum. At September 30, 1995, the accrued interest on the unpaid compensation was $25,837. Mr. Hamm
no longer serves as a consultant to the Company.   A description of other
transactions between Directors and the Company is set forth below in "Certain Relationships and Related Transactions."

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF THE NAMED NOMINEES.


                        SECURITIES BENEFICIALLY OWNED BY
                      PRINCIPAL SHAREHOLDERS AND MANAGEMENT

   Set forth in the following table are the beneficial holdings (and the percentages of outstanding shares represented by such beneficial holdings) of Common Stock as of January 15, 1996, except as otherwise noted, of (i) each person (including any "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), known by the Company to own beneficially more than 5% of its outstanding Common Stock, (ii) each director and executive officer and (iii) all directors and executive officers as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below, based on information provided by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. In accordance with Rule 13d-3 under the Exchange Act, persons who have the power to vote or dispose of Common Stock of the Company, either alone or jointly with others, are deemed to be beneficial owners of such Common Stock.


 NAME AND ADDRESS                          AMOUNT AND NATURE OF   PERCENT OF
 OF BENEFICIAL OWNER                       BENEFICIAL OWNERSHIP   CLASS

 John J. McDonough . . . . . . . . . . .        140,000 <F1>          2.5%
 717 Forest Avenue
 Lake Forest, IL  60045

 John I. Jellinek  . . . . . . . . . . .        356,950 <F2>          6.1%
 717 Forest Avenue
 Lake Forest, IL  60045

 Ian B. Aaron  . . . . . . . . . . . . .          145,429             2.6%
 c/o Micrographics Technology Corporation
 520 Logue Avenue
 Mountain View, CA  94043
 James A. Gordon . . . . . . . . . . . .             -                  -
 666 Grand Avenue
 Suite 200
 Des Moines, IA  50309

 John G. Hamm  . . . . . . . . . . . . .        47,330 <F3>             *
 c/o ARTRA Group, Inc.
 500 Central Avenue
 Northfield, IL  60093
 Philip Kenny  . . . . . . . . . . . . .        215,102 <F4>          3.8%
 c/o Seven K Construction Co.
 144 Green Bay Road
 Winnetka, IL 60493

 A.J.R. Oosthuizen . . . . . . . . . . .          334,392             6.0%
 c/o Micrographics Technology Corporation
 520 Logue Avenue
 Mountain View, CA  94043

 Ronald I. Simon . . . . . . . . . . . .             -                  -
 c/o Ronald Simon, Inc.
 1020 Prospect Street, Suite 401C
 P.O. Box 1986
 LaJolla, CA  92038 C. William Vatz . . . . . . . . . . . .             -                  -
 717 Forest Avenue
 Lake Forest, IL  60045

 Alfred Ziegler  . . . . . . . . . . . .        40,017 <F5>             *
 74-19 Myrtle Avenue
 Glendale, NY 11385
 Dale H. Sizemore, Jr. . . . . . . . . .        268,750 <F6>          4.8%
 c/o Kansas Communications, Inc.
 8206 Marshal Drive
 Lenexa, Kansas  66214

 Martin A. Koehler . . . . . . . . . . .             -                  -
 717 Forest Avenue
 Lake Forest, IL  60045

 Peter R. Harvey . . . . . . . . . . . .          503,928             9.1%
 500 Central Avenue
 Northfield, IL 60093
 R.C.W. Mauran . . . . . . . . . . . . .        490,487<F7>           8.7%
 47 Eaton Place, Flat A
 London SWI, England

 Joseph Rich . . . . . . . . . . . . . .        408,587<F8>           7.1%
 1386 N. Green Bay Road
 Lake Forest, IL 60045
 Barry Rymer Life Insurance Trust  . . .          323,435             5.8%
 Barry Rymer, Trustee
 4600 So. Packers Ave.
 Chicago, IL 60609

 All directors and executive officers as
 a group                                         1,391,470            23.0%
 (12 persons)  . . . . . . . . . . . . .

* Less than 1%.

<F1>  Consists of 140,000 shares issuable upon conversion of the 9% Convertible
      Subordinated Notes held by McDonough Partners II of which Mr. McDonough is the general partner.

<F2>  Includes (i) an option held by Jelco Ventures, Inc. to purchase 200,000 shares, (ii) 80,000 shares held by Jelken LLC, (iii) 51,500 shares issuable upon exercise of warrants held by Jelken LLC and (iv) 25,000 shares issuable upon conversion of 9% Convertible Subordinated Notes held by Jelken LLC. Mr. Jellinek shares voting power with Mr. Kenny for all shares held by Jelken LLC.

<F3>  Consists of 32,330 shares held jointly with his wife and 15,000 shares issuable upon exercise of a warrant.

<F4>  Includes 58,602 shares held by Kenny family interests for which Mr. Kenny has shared voting power. Also includes (i) 80,000 shares held by Jelken LLC, (ii) 51,500 shares issuable upon exercise of warrants held by Jelken LLC, and (iii) 25,000 shares issuable upon conversion of 9% Convertible Subordinated Notes held by Jelken LLC. Mr. Kenny shares voting power with Mr. Jellinek for all shares held by Jelken LLC.

<F5>  Includes 40,000 shares issuable upon exercise of a warrant.

<F6>  Includes 25,000 shares issuable upon exercise of a warrant.

<F7>  Includes 81,481 shares issuable upon conversion of 6% Convertible
      Subordinated Secured Debentures issued by Micrographics Technology Corporation. Shares listed reflect shares held by Eurocredit Investments, Ltd., a Maltese company that is wholly-owned by Mr. Mauran.

<F8>  Includes 69,900 shares issuable upon exercise of warrants, 76,900 shares issuable upon conversion of the 9% Convertible Subordinated Notes, 48,780 shares issuable upon conversion of the 10% Convertible Subordinated Notes and 43,600 shares issuable upon exercise of warrants.


                        EXECUTIVE OFFICERS OF THE COMPANY

EXECUTIVE OFFICERS

   The following table lists the executive officers of the Company:


 NAME                        TITLE
 John J. McDonough . . . .   Chairman of the Board of Directors

 John I. Jellinek  . . . .   President and Chief Executive
                             Officer

 A.J.R. Oosthuizen . . . .   President of Micrographics
                             Technology Corporation

 Dale H. Sizemore, Jr. <F1>  President of the Company's
                             Telecommunications Division

 Martin A. Koehler <F2>  .   Vice President-Finance and Chief
                             Financial Officer
 Alfred J. Ziegler <F3>  .   Vice President and Secretary

 Ian B. Aaron  . . . . . .   Chief Information Officer


<F1>  President of the Telecommunications Division of the Company and Chairman
      of Kansas Communications, Inc., a wholly-owned subsidiary of the Company, since September 1995. From 1990 to September 1995, Chairman of Kansas Communications, Inc. (distributor of voice and data telecommunications services), which was acquired by the Company in September 1995. Director of Torotel, Inc. (electronic component manufacturer). Mr. Sizemore is 44.

<F2>  Vice President-Finance and Chief Financial Officer of the Company since
      June 1995. Manager from 1991 to June 1995 and Senior Auditor from 1990 to 1991 at Arthur Andersen LLP (public accounting firm). Mr. Koehler is 32.

<F3>  Vice President of the Company since 1978, Secretary of the Company since
      1985 and Director of the Company since 1977. Chief Accounting Officer of the Company from April 1988 to June 1995. Mr. Ziegler is 57.


EXECUTIVE COMPENSATION

   The following table presents information with respect to all compensation awarded or paid to, or earned by, Mr. Jellinek, the Company's Chief Executive Officer, Mr. Sizemore and Mr. Aaron, the Company's only executive officers earning in excess of $100,000 during fiscal 1995, during each of the last three fiscal years for services rendered to the Company and its subsidiaries. Mr. Sizemore became an executive officer on September 15, 1995 upon the Company's acquisition of Kansas Communications, Inc. The acquisition of Kansas Communications, Inc. was accounted for as a pooling and the following table reflects compensation received by Mr. Sizemore from Kansas Communications, Inc. prior to September 15, 1995, the date of the acquisition.

                                                    SUMMARY COMPENSATION TABLE

                                                                                      LONG-TERM
                                                       ANNUAL COMPENSATION           COMPENSATION
                                                                                      SECURITIES
                                                                                      UNDERLYING
 NAME AND PRINCIPAL POSITION              YEAR        SALARY($)      BONUS($)        OPTIONS (#)

 John I. Jellinek                         1995        $161,807           -                -
   President and Chief Executive          1994         145,835           -                -
   Officer                                1993            -              -                -

 Dale H. Sizemore, Jr.                    1995         130,000           -              25,000
   President of the                       1994         55,000         $8,000              -
   Telecommunications Division            1993         55,000            -                -

 Ian B. Aaron                             1995         146,000           -                -
   Chief Information Officer              1994         - <F1>            -                -
                                          1993         - <F1>            -                -

_________________

<F1> Mr. Aaron was not employed by the Company in fiscal 1993 or 1994.

   The following tables present certain additional information concerning the stock option granted to Mr. Sizemore during fiscal 1995 and the value of the option held by him at September 30, 1995. No compensatory stock options were granted to Messrs. Jellinek and Aaron during fiscal 1995 and they did not hold any compensatory stock options at September 30, 1995.


                          OPTION GRANTS IN FISCAL 1995

                              NUMBER OF         PERCENT OF TOTAL
                             SECURITIES        OPTIONS GRANTED TO
                         UNDERLYING OPTIONS   EMPLOYEES IN FISCAL        EXERCISE OR
          NAME               GRANTED (#)             YEAR             BASE PRICE ($/SH)       EXPIRATION DATE



 John I. Jellinek                 -                    -                      -                      -
 Dale H. Sizemore              25,000                 100%                 $13.25                 9/15/00
 Ian B. Aaron                     -                    -                      -                      -



                        FISCAL YEAR-END OPTION VALUES

                                   NUMBER OF UNEXERCISED OPTIONS AT      VALUE OF UNEXERCISED IN-THE-MONEY OPTIONS
             NAME                               FISCAL                             AT FISCAL YEAR END ($)
                                  YEAR END EXERCISABLE/UNEXERCISABLE             EXERCISABLE/UNEXERCISABLE

John I. Jellinek                                  -                                          -
Dale H. Sizemore                               25,000/-                                  $25,000/-
Ian B. Aaron                                      -                                          -

SOFTNET SYSTEMS, INC. INCENTIVE COMPENSATION PLAN

   In fiscal 1995, the Company adopted the SoftNet Systems, Inc. Incentive Compensation Plan for the executive officers and certain other senior employees of the Company and its subsidiaries (the "Bonus Plan"). Under the Bonus Plan, a target bonus is established for each participant based upon a percentage ranging from 0% to 90% of his or her base compensation. Payment of a bonus is dependent upon the achievement of individual and Company performance goals. The Bonus Plan is administered by the Compensation Committee of the Board of Directors. No bonuses were paid under the Bonus Plan with respect to fiscal 1995.


CERTAIN AGREEMENTS

   On September 15, 1995, Micrographics Technology Corporation, a wholly-owned subsidiary of the Company ("MTC"), entered into an employment agreement with A.J.R. Oosthuizen, a Director of the Company, pursuant to which Mr. Oosthuizen became President of MTC. This employment agreement has a three year term and provides for a base salary of $200,000 plus bonuses to be paid at the discretion of the Board of Directors of the Company. The employment agreement also contains confidentiality and noncompetition provisions.

   On September 15, 1995, the Company entered into an employment agreement with Dale H. Sizemore, Jr. pursuant to which Mr. Sizemore became President of the Telecommunications Division of the Company and Chairman of Kansas Communications, Inc., a wholly-owned subsidiary of the Company. This employment agreement has a three year term and provides for a base salary of $200,000 plus bonuses to be paid at the discretion of the Board of Directors of the Company. Mr. Sizemore also was granted an option to purchase 25,000 shares of Common Stock at $13.25 per share. This warrant expires on September 15, 2000. The employment agreement also contains confidentiality and noncompetition provisions.

   On October 28, 1994, Communicate Direct, Inc., a wholly-owned subsidiary of the Company, entered into an employment agreement with Ian B. Aaron, a Director and the Chief Informative Officer of the Company. The employment agreement has a three year term and provides for a base salary of $156,000 plus bonuses to be paid at the discretion of the Board of Directors of the Company. Mr. Aaron's salary was subsequently increased to $200,000 per year. The employment agreement also contains confidentiality and noncompetition provisions.

   Alfred Ziegler, the Vice President and Secretary of the Company, is entitled to receive one year's salary as severance pay upon termination of his employment with the Company.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   On September 15, 1995, the Company acquired MTC (the "MTC Acquisition") for 777,778 shares of Common Stock, $1,050,000 in cash and $2.8 million principal amount of the Company's 9% Convertible Subordinated Debentures due 2000 ("SoftNet Debentures"). In connection with the MTC Acquisition, A.J.R. Oosthuizen, owning 43.3% of the outstanding common stock of MTC, became a Director of the Company and received 334,392 shares of Common Stock, $454,650 in cash and $1,212,400 principal amount of SoftNet Debentures, convertible into 179,615 shares of Common Stock on or after September 15, 1996. Mr. Oosthuizen also entered into an employment agreement with MTC. As long as Mr. Oosthuizen is employed by the Company or any subsidiary of the Company, Mr. Oosthuizen is entitled to attend all of the meetings of the Company's Board but shall have no voting rights if not elected a Director. R.C.W. Mauran, owning 45.7% of the outstanding common stock of MTC, received 409,006 shares of Common Stock, $759,000 in cash and $1,212,563 principal amount of SoftNet Debentures, convertible into 179,638 shares of Common Stock on or after September 15, 1996. Mr. Mauran also holds MTC Notes convertible into 81,481 shares of Common Stock. Until the MTC Notes are redeemed or converted into Common Stock, Mr. Mauran has the right to designate a director of the Company. In addition, the Company granted Messrs. Mauran and Oosthuizen certain registration rights with respect to their shares of Common Stock.

   On September 15, 1995, the Company acquired Kansas Communications, Inc. ("KCI") for 1,300,000 shares of Common Stock (the "KCI Acquisition"). In connection with the KCI Acquisition, SoftNet entered into an employment agreement with Dale H. Sizemore, Jr., the Chairman of the Board of KCI, pursuant to which Mr. Sizemore became President of the Company's Telecommunications Division and Chairman of the KCI subsidiary. As long as the employment agreement is in effect, the Company is required to nominate Mr. Sizemore for election to the Board of Directors and to elect Mr. Sizemore as an Executive Vice President of the Company. At this time, Mr. Sizemore has declined to serve as a member of the SoftNet Board or as an Executive Vice President of the Company. Under his employment agreement, Mr. Sizemore received an option to purchase 25,000 shares of Common Stock at an exercise price of $13.25 per share, expiring September 15, 2000. Mr. Sizemore received 243,750 shares of Common Stock in consideration of the sale of his 19% ownership interest in KCI.

   On each of August 12, 1993 and November 10, 1993, in exchange for $50,000 in cash, a predecessor of Jelken LLC purchased $50,000 principal amount of 10% Senior Notes of the Company and warrants to purchase 5,000 shares of Common Stock at $1.75 per share. The owners of Jelken LLC are affiliates of Messrs. Jellinek and Kenny. Jelken LLC acquired these securities on the same terms and conditions as other investors in connection with the sale of $770,000 in principal amount of 10% Senior Notes and 77,000 related warrants. On October 13, 1994, in exchange for $25,000 in cash, Jelken LLC purchased $25,000 in principal amount of 10% Senior Notes of the Company and warrants to purchase 2,500 shares of Common Stock at $6.375 per share, which was the market value of the Common Stock on that date. In consideration for extending the maturity date of the 10% Senior Notes, during fiscal 1994 and 1995, all holders of the 10% Senior Notes received additional warrants. Jelken LLC received additional warrants to purchase an aggregate of 39,000 shares of Common Stock at an average exercise price of $5.08 per share on the same terms and conditions provided to other holders of the 10% Senior Notes. In April 1995, the Company repaid or exchanged all outstanding 10% Senior Notes, at the option of the holder, for cash or its 9% Convertible Subordinated Notes due December 31, 1998 (the "9% Notes"). The 9% Notes are convertible at any time until December 31, 1998 at $5.00 per share. In addition, holders of 9% Notes have registration rights with respect to the shares issuable upon conversion of the 9% Notes. Pursuant to this offer, Jelken LLC exchanged $125,000 principal amount of 10% Senior Notes for $125,000 principal amount of 9% Notes. The Company believes that the foregoing transactions with Jelken LLC were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties.

   In May 1995, the Company issued to McDonough Partners II, a partnership controlled by John J. McDonough, the Chairman of the Board of the Company, $700,000 principal amount of 9% Notes for $700,000 in cash. Under the terms of the 9% Note, McDonough Partners II has registration rights with respect to the shares issuable upon conversion. The Company believes that the issuance of these securities to McDonough Partners II was made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties.

   In November 1994, in exchange for $170,000 in cash, Joseph Rich, a 7.1% shareholder, acquired $170,000 principal amount of 10% Senior Notes in the same transactions involving Jelken LLC and other investors described above. In January and March 1995, in exchange for $200,000 in cash, and in April 1995, in exchange for $170,000 principal amount of 10% Senior Notes (plus $14,499 accrued interest thereon), the Company issued to Mr. Rich three 9% Notes totalling $384,499 on the same terms and conditions as other investors. Upon conversion of these Notes, Mr. Rich will receive 76,900 shares of Common Stock. In November 1994, in exchange for $200,000 in cash, the Company issued to Mr Rich a $200,000 principal amount 10% Convertible Subordinated Note (the "10% Note") and a related warrant to purchase 43,600 shares of Common Stock at an exercise price of $6.875 per share, which was the market value of the Common Stock on the date of issuance. The 10% Note and the warrant both expire on October 31, 1999. The 10% Note is convertible at any time so that the holder will receive one share of Common Stock for every $4.10 principal amount of the 10% Note. Upon full conversion of this 10% Note, Mr. Rich will receive 48,780 shares of Common Stock. Mr. Rich has both demand and piggy back registration rights with respect to the shares issuable upon conversion of this 10% Note and the exercise of the related warrant.
Mr. Rich acquired these securities on the same terms and conditions as other third party investors in connection with the Company's sale of 10% Notes.
The Company believes that issuance of these securities to Mr. Rich were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties.

   The Company pays Jelco Ventures, Inc. $4,000 per month ($40,000, $48,000 and $48,000 in fiscal 1993, 1994 and 1995, respectively) for shared costs of a computer information system and office equipment. John I. Jellinek, the President and Chief Executive Officer of the Company, is the President of and controls Jelco Ventures, Inc. The Company believes that these payments to Jelco Ventures, Inc. are made on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

   On October 31, 1994, the Company acquired Communicate Direct, Inc. ("CDI") for $200,000 in cash and 290,858 shares of Preferred Stock of the Company (the "CDI Acquisition"). The Company granted certain registration rights with respect to the Common Stock and the securities convertible into Common Stock issued. In connection with the CDI Acquisition, Ian B. Aaron, a 50% stockholder of CDI, was appointed to the Board of Directors of the Company, and received 145,429 shares of Preferred Stock plus $100,000 in cash. All of the Preferred Stock of the Company was converted into Common Stock in April 1995 on a share-for-share basis. In addition, Mr. Aaron entered into an employment agreement with the Company.

   At September 30, 1994, the Company was owed approximately $4.1 million plus accrued interest by Ozite Corporation ("Ozite"). John G. Hamm, a Director of the Company, and Peter R. Harvey, the former Chairman of the Board of Directors and a 9.1% shareholder of the Company, held substantial interests in Ozite. Mr. Hamm was a Director of Ozite from 1984 to 1994, Vice President-Finance of Ozite from 1990 to 1994 and a director of Plastic Specialties & Technologies, Inc. ("PST"), a majority-owned subsidiary of Ozite, from 1993 to January 1996. Mr. Harvey has been a director of Ozite since 1984, a Vice President of Ozite since 1987 and a director of PST since 1993. Due to uncertainties about collecting these funds, the receivable from Ozite was written off and charged against earnings in 1991.

   On July 26, 1995, Ozite shareholders approved a merger of Ozite with Pure Tech International, Inc. ("Pure Tech") with Pure Tech being the surviving corporation. As a condition of the merger, Ozite was required to secure a general release from the Company and to surrender certain securities in satisfaction of the amount owed to the Company. As a result, the Company received 311,025 shares of Pure Tech common stock (such shares are currently listed on the Nasdaq National Market), 267,203 shares of ARTRA Group Incorporated ("ARTRA") Common Stock (such shares are currently listed on the New York Stock Exchange, however such shares received are not currently registered) and 932.05 shares of ARTRA Preferred Stock (such shares are not listed on any exchange and have no currently ready market). Subsequently, the Company sold all 311,025 shares of Pure Tech for net proceeds of $1,027,466.

   In fiscal 1994, the Board voted to compensate Mr. Hamm, a Director of the Company, $150,000 for uncompensated services as a consultant rendered to the Company over the prior ten years. During that period, Mr. Hamm coordinated the preparation of public filings made by the Company, reviewed acquisition proposals and was involved in investor relations. The Board authorized Mr. Hamm to receive (i) $100,000 in cash, with $50,000 payable immediately and $50,000 payable at $10,000 per month, and (ii) either $50,000 in shares of Common Stock (10,000 shares) or 10 year warrants to purchase 16,667 shares of Common Stock at $5.00 per share, as Mr. Hamm elects. In addition, Mr. Hamm will receive additional shares or warrants at the rate of 20% of the outstanding shares or warrants theretofore granted to him per annum until the shares to be received or the shares received upon exercise of the warrants, as the case may be, are freely tradeable or saleable under Rule 144 or 144k of the Securities Act of 1933, as amended. Further, at specified dates, Mr. Hamm may elect to receive any unpaid cash compensation in additional shares or warrants or receive interest on his unpaid compensation at 10% per annum. At September 30, 1995, the accrued interest on the unpaid compensation was $25,837. Mr. Hamm no longer serves as a consultant to the Company.


              COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

   Under the securities laws of the United States, the Company's directors, its executive (and certain other) officers, and any person holding more than ten percent of the Company's Common Stock are required to report their ownership of Common Stock and any changes in that ownership to the Securities and Exchange Commission (the "Commission") and any exchange or quotation system on which the Common Stock is listed or quoted. Specific due dates for these reports have been established and the Company is required to report in this proxy statement any failure to file by these dates. All of these filing requirements were satisfied by its directors and officers and ten percent holders, except (i) Mr. Jellinek reported on a Form 5 five transactions that should have been reported on Form 4s for the months of January, February and April 1995, (ii) Mr. Oosthuizen reported on a Form 5 two transactions that should have been reported on a Form 3 by September 25, 1995, (iii) Mr. Kenny reported on a Form 5 one transaction that should have been reported on Form 3 by July 9, 1993 and twelve transactions that should have been reported on Form 4s for the months of August 1993, November 1993, December 1993, October 1994, November 1994, December 1994, January 1995, February 1995, March 1995 and April 1995, (iv) Mr. Koehler filed his Form 3 on October 9, 1995 when it should have been filed by July 17, 1995 and (v) Mr. McDonough filed his Form 3 on October 9, 1995 when it should have been filed by April 19, 1995. In making these statements, the Company has relied on the written representations of its directors and officers and its ten percent holders and copies of the reports that they have filed with the Commission.


    PROPOSAL 2- AUTHORIZATION AND APPROVAL OF AMENDMENT TO CERTIFICATE OF
        INCORPORATION INCREASING THE AUTHORIZED SHARES OF COMMON STOCK

   The Board of Directors has proposed an amendment to Article THIRD of the Company's Certificate of Incorporation, as amended, (the "Certificate of Incorporation"), increasing the number of authorized shares of Common Stock, $.01 par value, from 10,000,000 to 25,000,000 shares. Under the present Certificate of Incorporation, the Company has the authority to issue 10,000,000 shares of Common Stock, $.01 par value, and 4,000,000 shares of
Preferred Stock, $.10 par value ("Preferred Stock").   At January 15, 1996,
5,547,033 shares of Common Stock were issued and outstanding and no shares of Preferred Stock were outstanding. Accordingly, as of January 15, 1996, after taking into account the shares reserved for issuance upon the conversion or exercise of outstanding notes, debentures and warrants issued by the Company, there remained approximately 1,836,000 shares of Common Stock available for issuance (approximately 1,021,000 if the SoftNet Systems, Inc. 1995 Long Term Incentive Plan, the SoftNet Systems, Inc. Employee Stock Option Plan for MTC employees and the grant of stock options to Messrs. McDonough and Koehler are approved). If the proposed amendment is approved, then the Company would have approximately 16,836,000 shares of Common Stock available for issuance (approximately 16,021,000 if the SoftNet Systems, Inc. 1995 Long Term Incentive Plan, the SoftNet Systems, Inc. Employee Stock Option Plan for MTC employees and the grant of stock options to Messrs. McDonough and Koehler are approved).

   The Company has no present plans to issue any additional shares of authorized but unissued Common Stock except pursuant to outstanding convertible notes and debentures, warrants and options, and pursuant to the Company's stock option plans. However, management believes that it is advisable for the Company to have an increased number of authorized shares of Common Stock available for future issuance for various corporate purposes at the discretion of the Board of Directors. Such corporate purposes may include future financings, stock distributions, stock dividends, acquisitions, stock options and various other corporate purposes as the Board of Directors may deem to be in the best interests of the Company and its shareholders.

   Shareholders have no preemptive rights with respect to capital stock of the Company. Accordingly, the additional shares of Common Stock authorized by the proposed amendment may be issued at such time or times to such persons and for such consideration as the Board of Directors may determine, without further shareholder approval, except as may be required by New York law, by the policy of the American Stock Exchange or by other applicable laws and regulations in effect from time to time. The Board of Directors believes that it is in the best interests of the Company to have additional shares of Common Stock authorized at this time in order to avoid the expense and delay of holding a special meeting of shareholders if and when there is a need to issue additional shares of Common Stock. The issuance by the Company of shares of Common Stock, including additional shares that would be authorized upon approval of the proposed amendment, may dilute the present equity ownership position of the current holders of Common Stock.

   This proposed amendment is not intended to have any anti-takeover effect and is not part of any series of anti-takeover measures contained in the Certificate of Incorporation or the Bylaws of the Company as in effect on the date hereof, except that the additional shares of Common Stock make more shares available for corporate purposes. In addition, shareholders should note that the availability of additional shares of Common Stock could make any attempt to gain control of the Company or the Board of Directors more difficult or time-consuming. Although the Board currently has no intention of doing so, shares of Common Stock could be issued by the Board of Directors to dilute the percentage of Common Stock owned by a significant shareholder and increase the number of voting shares necessary to acquire control of the Board of Directors or to meet the voting requirements imposed by New York law with respect to a merger or other business combination involving the Company. The Company has no present intention to use the increased authorized Common Stock for anti-takeover purposes.

   If this amendment is adopted, it is anticipated that it would be filed with the Secretary of State of the State of New York on or about March 1, 1996.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR AUTHORIZATION AND APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.


     PROPOSAL 3 - AUTHORIZATION AND APPROVAL OF THE SOFTNET SYSTEMS, INC.
                        1995 LONG TERM INCENTIVE PLAN

BACKGROUND

   The Board of Directors is proposing for shareholder authorization and approval the SoftNet Systems, Inc. 1995 Long Term Incentive Plan (the
"Plan"). The purposes of the Plan are to encourage selected employees of the Company and its Affiliates (as defined below) to acquire a proprietary interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company's future success andprosperity, thus enhancing the value of the Company for the benefit of its shareholders, and to enhance the ability of the Company and its Affiliates to attract and retain qualified individuals upon whom, in large measure, the sustained progress, growth and profitability the Company depends. The term "Affiliate" is defined under the Plan to mean (i) any entity that, directly or through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, as determined by the Committee. Reference should be made to Exhibit A for a copy of the Plan which is summarized below.

   In structuring the Plan, the Board of Directors sought to provide for a variety of awards that could be flexibly administered to carry out the purposes of the Plan. This authority will permit the Company to keep pace with changing developments in management compensation and make the Company competitive with those companies that offer creative incentives to attract and keep key management employees. The flexibility of the Plan will allow the Company to respond to changing circumstances such as changes in tax laws, accounting rules, securities regulations and other rules regarding benefit plans. The Plan grants the administrators discretion in establishing the terms and restrictions deemed appropriate for particular awards as circumstances warrant.

SHARES AVAILABLE

   The Plan makes available for awards up to 600,000 shares of Common Stock. The maximum number of shares which may be awarded to any participant in any year during the term of the Plan is 75,000 shares. If any shares covered by an award under the Plan are forfeited or any option or right otherwise terminates or is canceled prior to the issuance of shares or the payment of the equivalent thereunder, then those shares may again be available for new awards under the Plan.

ADMINISTRATION

   The Plan provides for administration by a committee (the "Committee") to be comprised of either the Compensation Committee of the Board of Directors of the Company or any other committee designated by the Board of Directors with at least two outside directors. The Committee has full power and authority to designate the participants in the Plan, determine the form, amount and other terms and conditions of awards, interpret and administer the Plan and establish and amend rules and regulations relating to the Plan's proper administration. The Committee also has the power to modify or waive restrictions on awards, amend awards and grant extensions and accelerations of awards. The interpretation and decisions of the Committee with respect to the Plan will be final. The Board of Directors has appointed a Stock Option Committee, consisting of Messrs. Gordon, Simon and Vatz, to administer the Plan.

   Subject to the terms of the Plan and applicable law, the Committee may delegate to one or more officers or managers of the Company or any Affiliate, or a committee composed thereof, the authority to grant, cancel, modify, waive rights with respect to, alter, suspend or terminate awards. The Committee may not delegate such authority with respect to awards held by officers and directors subject to Section 16 of the Exchange Act.

ELIGIBILITY

   Any employee of the Company or an Affiliate of the Company is eligible to participate in the Plan. No member of the Committee can participate in the Plan. The selection of participants from eligible employees is within the discretion of the Committee. The estimated number of persons who are eligible to participate in the Plan is 263.

TYPES OF AWARDS   The Plan provides for the grant of any or all of the following types of awards: (1) options, including incentive stock options and non-qualified stock options; (2) stock appreciation rights; (3) restricted securities; (4) performance awards; (5) dividend equivalents; and (6) other stock-based awards. Awards may be granted singly, in combination, in tandem or in substitution for any other award, as determined by the Committee, except that in no event shall an incentive stock option be granted together with a non-qualified stock option in such a manner that the exercise of one option affects the right to exercise the other.

OPTIONS

   Under the Plan, the Committee may grant awards in the form of options to purchase shares of Common Stock. The Committee will, with regard to each option, determine the number of shares subject to the option, the manner and time of the option's exercise and vesting, and the exercise price per share of Common Stock subject to the option. Subject to certain exercise rights in the event of the death, retirement or termination of employment of a participant, no option may be exercised until the employee receiving the option has been continuously employed by the Company for at least one year. Options will be exercisable within nine months of a participant's termination of employment by reason of death and within three months of any termination of employment by the Company for Cause (as defined in the Plan), by a participant for Good Reason (as defined in the Plan) or due to the retirement or disability of a participant (but not later than the expiration date of the award). Except as provided in the preceding sentence, all options held by a participant shall terminate or be cancelled in the event that such participant's employment with the Company is terminated.

   The exercise price of an incentive stock option must be at least 100 percent of the fair market value of the Common Stock on the date the option is granted. In addition, incentive stock options granted to any holder of ten percent or more of the voting power of the Company must (i) have an option price equal to 110% or more of the fair market value of the Common Stock and (ii) not be exercisable for at least five years from the date the option is granted. In addition, no incentive stock option can be exercised within one year, or after ten years, from the date of its grant.

STOCK APPRECIATION RIGHTS

   The Plan authorizes the Committee to grant stock appreciation rights ("SARs") either in tandem with a stock option or independent of a stock option. An SAR is a right to receive a payment equal to the appreciation in value of a stated number of shares of Common Stock from the fair market value of such shares on the date of the SAR's grant to the fair market value on the date of its exercise.

   A tandem SAR may be granted either at the time of the grant of the related stock option or at any time thereafter during the term of the stock option.

RESTRICTED SECURITIES

   The Plan authorizes the Committee to grant awards in the form of restricted shares of Common Stock. Such awards will be subject to such terms, conditions, restrictions and/or limitations, if any, as the Committee deems appropriate, including, but not by way of limitation, restrictions on transferability, continued employment and performance goals established by the Committee over a designated period of time.

PERFORMANCE AWARDS

   Awards may also be granted in the form of performance awards which are rights payable or exercisable for cash, securities or other property upon the achievement of certain goals over performance periods established by the Committee. The length of the performance period, the performance objectives to be achieved and the measure of whether and to what degree such objectives have been achieved will be determined by the Committee.

OTHER STOCK-BASED AWARDS

   The Committee is authorized to grant to participants, either alone or in addition to other awards granted under the Plan, awards of stock and other awards that are valued in whole or in part by reference to, or are otherwise based on, Common Stock.

OTHER TERMS OF AWARDS

   Awards may, at the discretion of the Committee, be paid by a participant in cash, shares of Common Stock owned by the participant or such consideration as the Committee may deem appropriate. Awards may be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

   The Plan provides that awards shall not be transferable otherwise than by will or the laws of descent and distribution. Subject to specific provisions in the Plan with respect to options, the Committee shall determine the treatment to be afforded to a participant in the event of termination of employment for any reason, including death, disability or retirement. Notwithstanding the foregoing, the Committee may permit the transferability of an award by a participant to members of the participant's immediate family or trusts or family partnerships for the benefit of such person.

   Upon the grant of any award, the Committee may, by way of an award notice or otherwise, establish such other terms, conditions, restrictions and/or limitations covering the grant of the award as are not inconsistent with the Plan. The Board of Directors reserves the right to amend, alter, suspend, discontinue or terminate the Plan at any time, subject to the rights of participants with respect to any outstanding awards. The Board of Directors may not without shareholder approval adopt any amendment that would increase the total number of shares of Common Stock available under the Plan or cause the Plan to fail to be in compliance with any tax or regulatory requirements.

   The Plan contains provisions that allow the Committee to make equitable adjustments of awards, and the number and kind of shares that are the subject of awards, in the event of a merger, consolidation, or reorganization, the issuance of shares by the Company without new consideration or a change of control. If the Company is merged into or consolidated with another corporation or the Company sells or disposes of all of its assets, then the Committee may cancel all outstanding awards, provided that each holder of an award shall have the right to exercise such award in full during the 30-day period preceding the effective date of such merger, consolidation, sale or liquidation.

FEDERAL TAX TREATMENT

   Under current law, the following are U.S. federal income tax consequences generally arising with respect to awards under the Plan.

   A participant who is granted an incentive stock option does not recognize any taxable income at the time of the grant or at the time of exercise. Similarly, the Company is not entitled to any deduction at the time of grant or at the time of exercise. If the participant makes no disposition of the shares acquired pursuant to an incentive stock option before the later of two years from the date of grant and one year from the date of exercise, any gain or loss realized on a subsequent disposition of the shares will be treated as a long-term capital gain or loss. Under such circumstances, the Company will not be entitled to any deduction for federal income tax purposes.

   A participant who is granted a non-qualified stock option will not have taxable income at the time of grant, but will have taxable income at the time of exercise equal to the difference between the exercise price of the shares and the market value of the shares on the date of exercise. The Company is entitled to a tax deduction for the same amount.

   The grant of an SAR will produce no U.S. federal tax consequences for the participant of the Company. The exercise of an SAR results in taxable income to the participant, equal to the difference between the exercise price of the shares and the market price of the shares on the date of exercise, and a corresponding tax deduction to the Company.

   A participant who has been granted an award of restricted shares of Common Stock will not realize taxable income at the time of the grant, and the Company will not be entitled to a tax deduction at the time of the grant, unless the participant makes an election to be taxed at the time of the award. When the restrictions lapse, the participant will recognize taxable income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. The Company will be entitled to a corresponding tax deduction.

   The grant of an unrestricted stock award will produce immediate tax consequences for both the participant and the Company. The participant will be treated as having received taxable compensation in an amount equal to the then fair market value of the Common Stock awarded. The Company will receive a corresponding tax deduction.

AWARDS TO BE ISSUED IN 1995 UNDER PRIOR PLAN

   No awards were granted pursuant to the Plan in fiscal 1995. In October 1995, the Company granted options to purchase 247,321 shares of Common Stock pursuant to the Plan at an exercise price equal to the fair market value of the Common Stock on the date of grant ($12.75 per share). Other awards to be granted under the Plan during the remainder of fiscal 1996 are not determinable.

   The following table presents, for the persons and groups indicated, information concerning options to purchase Common Stock that have been granted under the Plan.

                    1995 LONG TERM INCENTIVE PLAN BENEFITS


                                                       NUMBER OF SHARES
                                                      UNDERLYING OPTIONS      EXERCISE PRICE
                NAME AND POSITION                           GRANTED           PER SHARE        EXPIRATION DATE


 John I. Jellinek
   President and Chief Executive Officer . . .              55,000                $12.75            10/05/05

 Dale H. Sizemore
   President of Telecommunications
   Division  . . . . . . . . . . . . . . . . .              31,000                $12.75            10/05/05

 Ian B. Aaron
  Chief Information Officer  . . . . . . . . .              31,000                $12.75            10/05/05

 A.J.R. Oosthuizen
  President of Micrographics
  Technology Corporation   . . . . . . . . . .              31,000                $12.75            10/05/05

 Executive Group . . . . . . . . . . . . . . .              148,000               $12.75            10/05/05
 Non-Executive Director Group  . . . . . . . .                -                     -                  -

 Non-Executive Officer Employer Group  . . . .              99,321                $12.75            10/05/05

OTHER INFORMATION

   On January 15, 1996, the closing price of the Company's Common Stock was $9 5/8.


   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR AUTHORIZATION AND APPROVAL OF THE SOFTNET SYSTEMS, INC. 1995 LONG TERM INCENTIVE PLAN.


       PROPOSAL 4 - AUTHORIZATION AND APPROVAL OF SOFTNET SYSTEMS, INC.
            EMPLOYEE STOCK OPTION PLAN RELATING TO ACQUISITION OF
                     MICROGRAPHICS TECHNOLOGY CORPORATION

BACKGROUND

   The Board of Directors is proposing for shareholder authorization and approval the SoftNet Systems, Inc. Employee Stock Option Plan (the "Option Plan"). The Option Plan was approved by the Board of Directors in connection with the acquisition of Micrographics Technology Corporation. Pursuant to the Option Plan and in connection with the MTC Acquisition, options have been granted to certain MTC employees, subject to shareholder authorization and approval, to provide these employees with a permanent stake in the growth and prosperity of both the Company and MTC and encourage their involvement with the Company. No other options will be granted under the Option Plan. Reference should be made to Exhibit B for a copy of Option Plan which is summarized below.

ADMINISTRATION

   The Option Plan provides for administration by a committee (the "Committee") to be comprised of either the Compensation Committee of the Board or another committee designated by the Board with at least two outside directors.

OPTION GRANTS

   The Board of Directors of the Company has granted options to purchase an aggregate of 40,000 shares of Common Stock to 44 employees of MTC none of whom are directors or executive officers of the Company. The exercise price of these stock options will equal the fair market value of the Common Stock on the date the Option Plan is approved. These options will be deemed to be granted on the date that the shareholders of the Company approve the Option Plan. These options shall become exercisable in three equal installments on September 15, 1995, September 15, 1996, and September 15, 1997. The options will expire on September 15, 2005.

OTHER TERMS

   The Option Plan provides that awards shall not be transferable otherwise than by will, the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code or Title I of the Employee Retirement Income Security Act of 1974, as amended.

   In the event that a participant's employment at MTC is terminated for reasons other than death, permanent disability, termination by the Company without cause or retirement, then such participant's options shall expire and all rights to purchase Common Stock thereunder shall expire. In the event that a participant's employment is terminated due to death or disability, then the vested portion of the option will be exercisable for one year after the date of such event. In the event that a participant's employment is terminated by the Company without cause or due to retirement, then the vested portion of the option shall be exercisable for ninety days after the date of
such event.   The Plan contains provisions for equitable adjustment of
outstanding options due to certain changes in the capitalization of the Company.

FEDERAL TAX TREATMENT

   Under current law, a participant who is granted a stock option will not have taxable income at the time of grant, but will have taxable income at the time of exercise equal to the difference between the exercise price of the shares and the market value of the shares on the date of exercise. The Company is entitled to a tax deduction for the same amount.

OTHER INFORMATION

   On January 15, 1996, the closing price of the Company's Common Stock was $9 5/8 per share.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR AUTHORIZATION AND APPROVAL OF SOFTNET SYSTEMS, INC. EMPLOYEE STOCK OPTION PLAN FOR EMPLOYEES OF
MICROGRAPHICS TECHNOLOGY CORPORATION AND THE OPTION GRANTS RELATED THERETO.


        PROPOSAL 5 - AUTHORIZATION AND APPROVAL OF STOCK OPTION GRANT
                            TO JOHN J. MCDONOUGH

   On September 15, 1995, the Company granted to John J. McDonough, the Chairman of the Board, an option to purchase 150,000 shares of Common Stock at an exercise price $6.50 per share. The market value of Common Stock on September 15, 1995 was $13.50 per share. The option becomes exercisable, in one-third installments, on the first three anniversaries of the option grant and expires on September 15, 2005. As a result of this option grant, the Company will incur a compensation expense equal to $1,050,000, which is the difference between the fair market value of the underlying stock on the date of grant and the option's exercise price. This compensation expense will be amortized ratably over the three-year vesting period.

   This option was granted prior to the adoption of the SoftNet Systems, Inc. 1995 Long Term Incentive Plan. The Company granted this option to induce Mr. McDonough to accept his position with the Company as Chairman of the Board of Directors. In this position, Mr. McDonough spends a substantial portion of his time on Company matters and is involved in the day to day operations of the Company and the development of the Company's strategy, financings, acquisitions, investor and financial community relations and evaluation of management. For his services as Chairman of the Board, Mr. McDonough receives an annual salary of $60,000 plus a bonus of up to 90% of his base salary as determined by the Compensation Committee in accordance with the Company's Incentive Compensation Plan. No bonus was paid to Mr. McDonough with respect to fiscal 1995.

   In the event Mr. McDonough's employment with the Company is terminated without cause or for good reason by McDonough, then the unexercised portion of the option shall be cancelled on such termination date. In any event, the vested portion of the option shall be exercisable for nine months after Mr. McDonough's termination due to death and for three months upon Mr. McDonough's disability, retirement, termination for good reason by Mr. McDonough or termination by the Company without cause. If the Company is merged into or consolidated with another corporation or upon a sale or liquidation of the Company, then the Committee may cancel this option, provided that Mr. McDonough shall have the right to exercise such option in full during the 30-day period preceding the effective date of such merger, consolidation, sale or liquidation. Payment of the exercise price of the option may be made by such methods as the Board determines, including cash, Common Stock, other securities, other property or any combination thereof.

   The affirmative vote of the holders of at least a majority of all outstanding shares entitled to vote on the option grant is required for authorization and approval of this stock option grant. New York law requires that shareholders authorize and approve the grant of options to directors, officers or employees of a corporation that are issued as incentives to service or continued employment. Shareholder authorization and approval is not required when options are granted pursuant to a plan that has been previously adopted by a vote of such shareholders.

   In the event that the shareholders of the Company do not authorize and approve this option grant, the option will be terminated and the Company and Mr. McDonough will negotiate an alternative form of compensation.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR AUTHORIZATION AND APPROVAL OF THE STOCK OPTION GRANT TO JOHN J. MCDONOUGH.

        PROPOSAL 6 - AUTHORIZATION AND APPROVAL OF STOCK OPTION GRANT
                             TO MARTIN A. KOEHLER

   On June 12, 1995, the Company granted a stock option to Martin A. Koehler, the Vice President-Finance and Chief Financial Officer of the Company, to purchase 25,000 shares of Common Stock at an exercise price of $8.50 per share, which was the fair market value of the Common Stock on the date of grant. This option is exercisable in one-third installments on the first three anniversaries of the option grant and expires on June 12, 2005. This option was granted prior to the adoption of the SoftNet Systems, Inc. 1995 Long Term Incentive Plan.

   The Company granted this option to induce Mr. Koehler to accept his position as Vice President-Finance and Chief Financial Officer of the Company. Mr. Koehler receives an annual salary of $100,000 plus a bonus of up to 60% of his base salary as determined by the Compensation Committee in accordance with the Company's Incentive Compensation Plan. No bonus was paid to Mr. Koehler with respect to fiscal 1995.

   In the event Mr. Koehler's employment with the Company is terminated without cause or for good reason by Mr. Koehler, then the unexercised portion of the option shall be cancelled on the employment termination date. In any event, the vested portion of the option shall be exercisable for nine months after Mr. Koehler's termination due to death and for three months upon Mr. Koehler's disability, retirement, termination for good reason by Mr. Koehler or termination by the Company without cause. If the Company is merged into or consolidated with another corporation or upon a sale or liquidation of the Company, then the Committee may cancel this option, provided that Mr. Koehler shall have the right to exercise such option in full during the 30-day period preceding the effective date of such merger, consolidation, sale or liquidation. Payment of the exercise price of the option may be made by such methods as the Board determines, including cash, Common Stock, other securities, other property or any combination thereof.

   The affirmative vote of the holders of at least a majority of all outstanding shares entitled to vote on the option grant is required for authorization and approval of this stock option grant. New York law requires that shareholders authorize and approve the grant of options to directors, officers or employees of a corporation that are issued as incentives to service or continued employment. Shareholder authorization and approval is not required when options are granted pursuant to a plan that has been previously adopted by a vote of such shareholders.

   In the event that the shareholders of the Company do not authorize and approve this option grant, the option will be terminated and the Company and Mr. Koehler will negotiate an alternative form of compensation.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR AUTHORIZATION AND APPROVAL OF THE STOCK OPTION GRANT TO MARTIN A. KOEHLER.


                           SHAREHOLDERS' PROPOSALS

   Any shareholder may notify management of his intention to present a proposal for action at the next annual meeting by delivery of a notice to be reviewed by management not less than 120 calendar days in advance of the solicitation date of the Company's next annual meeting or for action at any other meeting at a reasonable time before solicitation is made, and any proposal received by December 1, 1996 will be considered for action at the next Annual Meeting notwithstanding that it is received less than 120 days prior to the next solicitation date.


                                OTHER MATTERS

   Management knows of no matters, other than those referred to in this proxy statement, which will be presented to the meeting. However, if any other matters properly come before the meeting or any adjournment, the persons named in the accompanying proxy will vote it in accordance with their best judgment on such matters.

   It is expected that a representative of Coopers & Lybrand L.L.P., will be present at the Annual Meeting and will have the opportunity to answer any questions related to the financial statements in the 1996 annual report distributed to the shareholders with this proxy and to make a statement if he or she desires.

   The Company has furnished its financial statements to shareholders in its 1995 Annual Report on Form 10-K which accompanies this Proxy Statement. In addition, the Company will promptly provide, without charge to any shareholder, on the request of such shareholder, an additional copy of the 1995 Annual Report on Form 10-K. Requests for copies of such report should be directed to Alfred J. Ziegler, Secretary, 717 Forest Avenue, Lake Forest, Illinois 60045; telephone number (847) 266-8150.

   You are urged to sign and return your proxy promptly.


                              Alfred J. Ziegler
                              Secretary
January 31, 1996


                                                                    EXHIBIT A

                            SOFTNET SYSTEMS, INC.
                        1995 LONG TERM INCENTIVE PLAN


   SECTION 1. Purpose. The purposes of this SoftNet Systems, Inc. 1995 Long Term Incentive Plan (the "Plan") are to encourage selected employees of SoftNet Systems, Inc. (together with any successor thereto, the "Company") and its Affiliates (as defined below) to acquire a proprietary interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company's future success and prosperity, thus enhancing the value of the Company for the benefit of its shareholders, and to enhance the ability of the Company and its Affiliates to attract and retain exceptionally qualified individuals upon whom, in large measure, the sustained progress, growth, and profitability of the Company depend.

   SECTION 2. Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

   "Affiliate" shall mean (i) any entity that, directly or through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, as determined by the
Committee.   "Award" shall mean any Option, Stock Appreciation Right, Restricted
Security, Performance Award, Dividend Equivalent, or Other Stock-Based Award granted under the Plan.

   "Award Agreement" shall mean any written agreement, contract, or other instrument or document evidencing any Award granted under the Plan.

   "Board" shall mean the Board of Directors of the Company.

   "Cause", as used in connection with the termination of a Participant's employment, shall mean (i) with respect to any Participant employed under a written contract with the Company or an Affiliate of the Company which contract includes a definition of "cause," "cause" as defined in such contract and (ii) with respect to any other Participant, the failure to perform adequately in carrying out such Participant's employment responsibilities, including any directives from the Board, or engaging in such behavior in his personal or business life, as to lead the Committee in its reasonable judgment to determine that it is in the best interests of the Company to terminate his employment.

   "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

   "Committee" shall mean the Compensation Committee or any other committee of the Board designated by the Board to administer the Plan and composed of not less than two outside directors, as described in Section 162(m) of the Code, each of whom, to the extent necessary to comply with Rule 16b-3 only, is a "disinterested person" within the meaning of Rule 16b-3.

   "Common Shares" shall mean any or all, as applicable, of the Company's Common Stock, $.01 par value, and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 4(b) of the Plan and any other securities of the Company or any Affiliate or any successor that may be so designated by the Committee.

   "Dividend Equivalent" shall mean any right granted under Section 6(e) of the Plan.

   "Employee" shall mean any employee of the Company or of any Affiliate.

   "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

   "Fair Market Value" shall mean (A) with respect to any property other than the Common Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee; and (B) with respect to the Common Shares, as of any date, (i) the last reported sales price on the American Stock Exchange, or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked quotations on the American Stock Exchange; (ii) if the Common Shares are not listed on the American Stock Exchange (or another national exchange) or no such quotations are available, the closing price of the Common Shares as reported by the National Market System, or similar organization, or, if no such quotations are available, the average of the high bid and low asked quotations as quoted in the National Association of Securities Dealers' Automated Quotation System, or similar organization; or
(iii) in the event that there shall be no public market for the Common Shares, the fair market value of the Common Shares as determined (which determination shall be conclusive) in good faith by the Committee, based upon the value of the Company as a going concern, as if such Common Shares were publicly owned stock, but without any discount with respect to minority ownership.

   "Good Reason", as used in connection with the termination of a Participant's employment, shall mean (i) with respect to any Participant employed under a written employment contract with the Company or an Affiliate of the Company, "good reason" as defined in such written employment agreement or, if such contract contains no such definition, a material breach by the Company of such written employment agreement or (ii) with respect to any other Participant, a failure by the Company to pay such Participant any amount otherwise vested and due and a continuation of such failure for 30 business days following notice to the Company thereof.

   "Incentive Stock Option" shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

   "Non-Qualified Stock Option" shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option. Any stock option granted by the Committee which is not designated an Incentive Stock Option shall be deemed a Non-Qualified Stock Option.

   "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock
Option.

   "Other Stock-Based Award" shall mean any right granted under Section 6(f) of the Plan.

   "Participant" shall mean any Employee granted an Award under the Plan.

   "Performance Award" shall mean any right granted under Section 6(d) of the Plan.

   "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

   "Released Securities" shall mean securities that were Restricted Securities but with respect to which all applicable restrictions have expired, lapsed or been waived in accordance with the terms of the Plan or the applicable Award Agreement.

   "Restricted Securities" shall mean any Common Share granted under Section 6(c) of the Plan, any right granted under Section 6(c) of the Plan that is denominated in Common Shares or any other Award under which issued and outstanding Common Shares are held subject to certain restrictions.

   "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

   "16b-3 Plan" shall mean the Plan in the event that any Employee becomes subject to Section 16 of the Exchange Act with respect to Common Shares.

   "Securities Act" shall mean the Securities Act of 1933, as amended.

   "Stock Appreciation Right" shall mean any right granted under Section 6(b) of the Plan.

   SECTION 3. Administration. The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to:
(i) designate Participants; (ii) determine the type or types of Awards to be granted to an eligible Employee under the Plan; (iii) determine the number and classification of Common Shares to be covered by (or with respect to which payments, rights, or other matters are to be calculated in connection with) Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Common Shares, other securities, other Awards, or other property, or canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine requirements for the vesting of Awards or performance criteria to be achieved in order for Awards to vest; (vii) determine whether, to what extent, and under what circumstances cash, Common Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Committee;
(viii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (ix) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any shareholder, and any Employee. Notwithstanding the foregoing the maximum number of Awards which may be granted to any one participant under this Plan shall not exceed 75,000 Common Shares, subject to the adjustments provided in Section 4(b) hereof and (b) no Awards under this Plan shall be granted after ten years from the date this Plan is adopted by the Board.

   SECTION 4.  Common Shares Available for Awards.

   (a)  Common Shares Available.  Subject to adjustment as provided in
Section 4(b):

      (i) Calculation of Number of Common Shares Available. The number of Common Shares available for granting Awards under the Plan shall be 600,000, any or all of which may be or may be based on Common Shares, any other security which becomes the subject of Awards, or any combination thereof. If, after the effective date of the Plan, any Common Shares covered by an Award granted under the Plan, or to which such an Award relates, are forfeited, or if an Award otherwise terminates or is canceled without the delivery of Shares or of other consideration, then the Common Shares covered by such Award, or to which such Award relates, or the number of Common Shares otherwise counted against the aggregate number of Common Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, termination or cancellation, shall again be, or shall become, available for granting Awards under the Plan.

      (ii)   Accounting for Awards.  For purposes of this Section 4,

          (A) if an Award (other than a Dividend Equivalent) is denominated in or based upon Common Shares, the number of Common Shares covered by such Award, or to which such Award relates, shall be counted on the date of grant of such Award against the aggregate number of Common Shares available for granting Awards under the Plan and against the maximum number of Awards available to any participant; and

          (B) Dividend Equivalents and Awards not denominated in Common Shares may be counted against the aggregate number of Common Shares available for granting Awards under the Plan and against the maximum number of Awards available to any participant in such amount and at such time as the Committee shall determine under procedures adopted by the Committee consistent with the purposes of the Plan;

   provided, however, that Awards that operate in tandem with (whether granted simultaneously with or at a different time from), or that are substituted for, other Awards may be counted or not counted under procedures adopted by the Committee in order to avoid double counting.
   Any Common Shares that are delivered by the Company, and any Awards that are granted by, or become obligations of, the Company, through the assumption by the Company or an Affiliate of, or in substitution for, outstanding awards previously granted by an acquired company shall, in the case of Awards granted to Employees who are officers or directors of the Company for purposes of Section 16 of the Exchange Act, be counted against the Common Shares available for granting Awards under the Plan.

      (iii) Sources of Common Shares Deliverable Under Awards. Any Common Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Shares or of treasury Common Shares.

   (b) Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Common Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Shares or other securities of the Company, issuance of warrants or other rights to purchase Common Shares or other securities of the Company, or other similar corporate transaction or event affects the Common Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in its sole discretion and such manner as it may deem equitable, adjust any or all of (i) the number and kind of Common Shares (or other securities or property) which thereafter may be made the subject of Awards, (ii) the number and kind of Common Shares (or other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, that the number of Common Shares subject to any Award denominated in Common Shares shall always be a whole number.

      If the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, or if the Company sells or otherwise disposes of substantially all its assets to another corporation and is liquidated while unexercised Options remain outstanding under the Plan, (i) subject to the provisions of clause (iii) below, after the effective date of such merger, consolidation or sale and liquidation, as the case may be, each holder of an outstanding Award shall be entitled to receive, in lieu of Common Shares, shares of such stock or other securities or property as the holders of Common Shares received pursuant to the terms of the merger, consolidation or sale; (ii) the Committee may waive any limitations imposed pursuant to Subsection 6(a)(ii) hereof so that all Awards, from and after a date prior to the effective date of such merger, consolidation, or sale and liquidation, as the case may be, specified by the Committee, shall be exercisable in full (except that no Option may be exercised within six (6) months of the date of grant); and (iii) all outstanding Awards may be canceled by the Committee as of the effective date of any such merger, consolidation or sale and liquidation provided that (x) notice of such cancellation shall be given to each holder of an Option and
(y) each holder of an Award shall have the right to exercise such Award in full (except Options which were granted within six (6) months of the date of cancellation) during a 30-day period preceding the effective date of such merger, consolidation or sale and liquidation.

   SECTION 5. Eligibility. Any Employee, including any officer or employee-director of the Company or of any Affiliate, who is not a member of the Committee shall be eligible to be designated a Participant.

   SECTION 6.  Awards.

   (a) Options. The Committee is hereby authorized to grant to eligible Employees options to purchase Common Shares (each, an "Option") which shall contain the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:

      (i) Exercise Price. The purchase price per Common Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price with respect to an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of a Common Share on the date of grant of such Option, or such other price as required under Subsection 6(a)(iv) hereof.

      (ii) Time and Method of Exercise. Subject to the terms of Section 6(a)(iii), the Committee shall determine the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, and the form or forms (including, without limitation, cash, Common Shares, outstanding Awards, or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made; provided that, unless otherwise specified in the applicable Award Agreement and subject to the terms of Section 6(a)(iii), no Option may be exercised until the expiration of one year of continued employment of the Participant by the Company or an Affiliate or both immediately following the date the Option was granted.

      (iii) Exercisability Upon Death, Retirement and Termination of Employment. Subject to the condition that no Option may be exercised in whole or in part after the expiration of the Option period specified in the applicable Award Agreement:

          (A) Subject to the terms of paragraph (D) below, upon the death of a Participant while employed or within 3 months of retirement or disability as defined in paragraph (B) below, the person or persons to whom such Participant's rights with respect to any Option held by such Participant are transferred by will or the laws of descent and distribution may, prior to the expiration of the earlier of: (1) the outside exercise date determined by the Committee at the time of granting the Option, or (2) nine months after such Participant's death, purchase any or all of the Common Shares with respect to which such Participant was entitled to exercise such Option immediately prior to such Participant's death, and any Options not so exercisable will lapse on the date of such Participant's death;

          (B) Subject to the terms of paragraph (D) below, upon termination of a Participant's employment with the Company (x) as a result of retirement pursuant to a retirement plan of the Company or an Affiliate or disability (as determined by the Committee) of such Participant, (y) by the Company other than for Cause, or (z) by the Participant with Good Reason, such Participant may, prior to the expiration of the earlier of: (1) the outside exercise date determined by the Committee at the time of granting the Option, or (2) three months after the date of such termination, purchase any or all of the Common Shares with respect to which such Participant was entitled to exercise any Options immediately prior to such termination, and any Options not so exercisable will lapse on such date of termination;

          (C) Subject to the terms of paragraph (D) below, upon termination of a Participant's employment with the Company under any circumstances not described in paragraphs (A) or (B) above, such Participant's Options shall be canceled to the extent not theretofore exercised;

          (D) Upon (i) the death of the Participant, or (ii) termination of the Participant's employment with the Company (x) by the Company other than for Cause (y) by the Participant with Good Reason or (z) as a result of retirement or disability as defined in paragraph (B) above, the Company shall have the right to cancel all of the Options such Participant was entitled to exercise at the time of such death or termination (subject to the terms of paragraphs (A) or (B) above) for a payment in cash equal to the excess, if any, of the Fair Market Value of one Common Share on the date of death or termination over the exercise price of such Option for one Common Share times the number of Common Shares subject to the Option and exercisable at the time of such death or termination; and

          (E) Upon expiration of the respective periods set forth in each of paragraphs (A) through (C) above, the Options of a Participant who has died or whose employment has been terminated shall be canceled to the extent not theretofore canceled or exercised.

      (iv) Incentive Stock Options. The following provisions shall apply only to Incentive Stock Options granted under the Plan:

          (A) No Incentive Stock Option shall be granted to any eligible Employee who, at the time such Option is granted, owns, within the meaning of Section 422 of the Code, stock possessing more than ten percent (10%) of the total combined voting power of all classes of Common Shares of the Company or any of its affiliates, except that such an Option may be granted to such an employee if at the time the Option is granted the option price is at least one hundred ten percent (110%) of the fair market value of the Common Shares (determined in accordance with Section 2) subject to the Option, and the Option by its terms is not exercisable after the expiration of five (5) years from the date the Option is granted;

          (B) To the extent that the aggregate fair market value of stock with respect to which Incentive Stock Options (without regard to this subsection) are exercisable for the first time by any individual during any calendar year (under all plans of the Company and its affiliates) exceeds $100,000, such Options shall be treated as Options which are not Incentive Stock Options. This subsection shall be applied by taking Options into account in the order in which they were granted.
      If some but not all Options granted on any one day are subject to this subsection, then such Options shall be apportioned between Incentive Stock Option and Non-Qualified Stock Option treatment in such manner as the Committee shall determine. For purposes of this subsection, the fair market value of any Common Shares shall be determined, in accordance with Section 2, as of the date the Option with respect to such Common Shares is granted.

          (C) No Incentive Stock Option granted under the Plan shall be exercisable any earlier than one (1) year from the date of grant.

          (D) Only Employees of the Company or an Affiliate shall be eligible to receive Incentive Stock Options.

   (b) Stock Appreciation Rights. The Committee is hereby authorized to grant to eligible Employees "Stock Appreciation Rights." Each Stock Appreciation Right shall consist of a right to receive the excess of (i) the Fair Market Value of one Common Share on the date of exercise or, if the Committee shall so determine in the case of any such right other than one related to any Incentive Stock Option, at any time during a specified period before or after the date of exercise over (ii) the grant price of the right as specified by the Committee, which shall not be less than one hundred percent (100%) of the Fair Market Value of one Common Share on the date of grant of the Stock Appreciation Right (or, if the Committee so determines, in the case of any Stock Appreciation Right retroactively granted in tandem with or in substitution for another Award, on the date of grant of such other Award). Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, methods of settlement, and any other terms and conditions of any Stock Appreciation Right granted under the Plan shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

   (c)    Restricted Securities.

      (i) Issuance. The Committee is hereby authorized to grant to eligible Employees "Restricted Securities," which shall consist of the right to receive, by purchase or otherwise, Common Shares which are subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote such Common Shares or the right to receive any dividend or other right or property), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate.

      (ii) Registration. Restricted Securities granted under the Plan may be evidenced in such manner as the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificates or certificates. In the event any stock certificate is issued in respect of Restricted Securities granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Securities.

      (iii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant's employment for any reason during the applicable restriction period, all of such Participant's Restricted Securities which had not become Released Securities by the date of termination of employment shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to such Participant's Restricted Securities. Unrestricted Common Shares, evidenced in such manner as the Committee shall deem appropriate, shall be issued to the holder of Restricted Securities promptly after such Restricted Securities become Released Securities.

      (d) Performance Awards. The Committee is hereby authorized to grant to eligible Employees "Performance Awards." Each Performance Award shall consist of a right, (i) denominated or payable in cash, Common Shares, other securities or other property (including, without limitation, Restricted Securities), and (ii) which shall confer on the holder thereof rights valued as determined by the Committee and payable to, or exercisable by, the holder of the Performance Award, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the termination of a Participant's employment and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Committee and by the other terms and conditions of any Performance Award. The Committee shall issue performance goals prior to the commencement of the performance period to which such performance goals pertain.

      (e) Dividend Equivalents. The Committee is hereby authorized to grant to eligible Employees "Dividend Equivalents." Each Dividend Equivalent shall consist of a right pursuant to which the holder thereof shall be entitled to receive payments equivalent to dividends with respect to a number of Common Shares determined by the Committee, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested. Subject to the terms of the Plan and any applicable Award Agreement, Dividend Equivalents may have such terms and conditions as the Committee shall determine.

      (f) Other Stock-Based Awards. The Committee is hereby authorized to grant to eligible Employees "Other Stock-Based Awards." Each Other Stock-Based Award shall consist of a right (i) which is other than an Award or right described in Section 6(a), (b), (c), (d) or (e) above and
   (ii) which is denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Common Shares (including, without limitation, securities convertible into Common Shares) as are deemed by the Committee to be consistent with the purposes of the Plan, provided, however, that such right shall comply, to the extent deemed desirable by the Committee, with Rule 16b-3 and applicable law. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of Other Stock-Based Awards. Common Shares or other securities delivered pursuant to a purchase right granted under this Section 6(f) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms, including, without limitation, cash, Common Shares, other securities, other Awards, or other property, or any combination thereof, as the Committee shall determine.

   (g)  General.

      (i) No Cash Consideration for Awards. Awards may be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

      (ii) Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award, except that in no event shall an Incentive Stock Option be granted together with a Non-Qualified Stock Option in such a manner that the exercise of one Option affects the right to exercise the other. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other awards.

      (iii) Forms of Payment Under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine, including, without limitation, cash, Common Shares, other securities, other Awards, or other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments. In accordance with the above, the Committee may elect (i) to pay a Participant (or such Participant's permitted transferee) upon the exercise of an Option in whole or in part, in lieu of the exercise thereof and the delivery of Common Shares thereunder, an amount of cash equal to the excess, if any, of the Fair Market Value of one Common Share on the date of such exercise over the exercise price of such Option for one Common Share times the number of Common Shares subject to the Option or portion thereof or (ii) to settle other stock denominated Awards in cash.

      (iv)   Limits on Transfer of Awards.

          (A) No award (other than Released Securities), and no right under any such Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution (or, in the case of Restricted Securities, to the Company) and any such purported assignment, alienation, pledge, attachment, sale or other transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate. Notwithstanding the foregoing, at the discretion of the Committee an Award may permit the transfer of the Award by the Participant solely to members of the Participant's immediate family or trusts or family partnerships for the benefit of such persons, subject to such terms and conditions as may be established by the Committee.

          (B) Each award, and each right under any Award, shall be exercisable during the Participant's lifetime only by the Participant or if permissible under applicable law, by the Participant's guardian or legal representative.

      (v) Terms of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any Incentive Stock Option exceed a period of ten years from the date of its grant.

      (vi) Rule 16b-3 Six-Month Limitations. To the extent required in order to maintain the exemption provided under Rule 16b-3 only, any equity security offered pursuant to the Plan must be held for at least six months after the date of grant, and with respect to any derivative security issued pursuant to the Plan, at least six months must elapse from the date of acquisition of such derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security. Terms used in the preceding sentence shall, for the purposes of such sentence only, have the meanings, if any, assigned or attributed to them under Rule 16b-3.

      (vii) Common Share Certificates. All certificates for Common Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Common Shares are then listed, and any applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

      (viii) Delivery of Common Shares or Other Securities and Payment by Participant of Consideration. No Common Shares or other securities shall be delivered pursuant to any Award until payment in full of any amount required to be paid pursuant to the Plan or the applicable Award Agreement is received by the Company. Such payment may be made by such method or methods and in such form or forms as the Committee shall determine, including, without limitation, cash, Common Shares, other securities, other Awards or other property, or any combination thereof; provided that the combined value, as determined by the Committee, of all cash and cash equivalents and the Fair Market Value of any such Common Shares or other property so tendered to the Company, as of the date of such tender, is at least equal to the full amount required to be paid pursuant to the Plan or the applicable Award Agreement to the Company.

   SECTION 7. Unfunded Plan. Insofar as the Plan provides for Awards of cash or Common Shares, the Plan shall be unfunded unless and until the Committee otherwise determines. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Common Shares or rights thereof under the Plan, any such accounts shall be used merely as a bookkeeping convenience. Unless the Committee otherwise determines, (a) the Company shall not be required to segregate any assets that may at any time be represented by cash, Common Shares or rights thereto, nor shall the Plan be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Common Shares or rights thereto to be granted under the Plan unless the Committee decides to establish trusts of the type described in Section 9(i) hereof; (b) any liability of the Company to any Participant with respect to a grant of cash, Common Shares or rights thereto under the Plan shall be based solely upon any contractual obligations that may be created by the Plan and an Award Agreement; (c) no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company; and (d) neither the Company, the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by or pursuant to the Plan.

   SECTION 8. Amendments; Adjustments and Termination. Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

   (a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of any shareholder, Participant, other holder or beneficiary of an Award, or other Person; provided, however, that, subject to the Company's rights to adjust Awards under Sections 8(c) and (d), any amendment, alteration, suspension, discontinuation, or termination that would impair the rights of any Participant, or any other holder or beneficiary of any Award theretofore granted, shall not to that extent be effective without the consent of such Participant, other holder or beneficiary of an Award, as the case may be; and provided further, however, that notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the shareholders of the Company no such amendment, alteration, suspension, discontinuation, or termination shall be made that would:

      (i) increase the total number of Common Shares available for Awards under the Plan, except as provided in Section 4 hereof; or

      (ii) otherwise cause the Plan to cease to comply with any tax or regulatory requirement, including for these purposes any approval or other requirement which is or would be a prerequisite for exemptive relief from
   Section 16(b) of the Exchange Act.

   (b) Amendments to Awards. The Committee may waive any conditions or rights under, amend any terms of, accelerate vesting of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively; provided, however, that, subject to the Company's rights to adjust Awards under Sections 8(c) and (d), any amendment, alteration, suspension, discontinuation, cancellation or termination that would impair the rights of any Participant or holder or beneficiary of any Award theretofore granted, shall not to that extent be effective without the consent of such Participant or holder or beneficiary of an Award, as the case may be.

   (c) Adjustment of Awards Upon Certain Acquisitions. In the event the Company or any Affiliate shall assume outstanding employee awards or the right or obligation to make future awards in connection with the acquisition of another business or another corporation or business entity, the Committee may make such adjustments, not inconsistent with the terms of the Plan, in the terms of Awards as it shall deem appropriate in order to achieve reasonable comparability or other equitable relationship between the assumed awards and the Awards granted under the Plan as so adjusted.

   (d) Adjustments of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

   SECTION 9.  General Provisions.

   (a) No Rights to Awards. No Employee or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees, or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient.

   (b) Delegation. Subject to the terms of the Plan and applicable law, the Committee may delegate to one or more officers or managers of the Company or any Affiliate, or to a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify, waive rights with respect to, alter, discontinue, suspend, or terminate Awards; provided that, no such delegation shall be permitted with respect to Awards held by Employees who are officers or directors of the Company for purposes of
Section 16 of the Exchange Act, or any successor section thereto, or who are otherwise subject to such Section.

   (c) Correction of Defects, Omissions, and Inconsistencies. The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

   (d) Withholding. The Company or any Affiliate shall be authorized to withhold from any Award granted, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Common Shares, other securities, other Awards, or other property) of withholding taxes due in respect of an Award, its exercise, or any payment or transfer under such Award or under the Plan and to take such other action as may be necessary in the opinion of the Company or Affiliate to satisfy all obligations for the payment of such taxes.

   (e) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

   (f) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

   (g) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of New York and applicable Federal law.

   (h) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

   (i) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate. Notwithstanding the foregoing, the Committee may cause to be established one or more trust agreements in the form of "Rabbi Trusts" or similar trusts, the assets of which remain subject to the general creditors of the Company until distributed.

   (j) No Fractional Common Shares. No fractional Common Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Common Shares or whether such fractional Common Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

   (k) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

   SECTION 10. Adoption, Approval and Effective Date of the Plan. The Plan shall be considered adopted and shall become effective on the date the Plan is approved by the Board; provided, however, that the Plan and any Awards granted under the Plan shall be void, if the stockholders of the Company shall not have approved the adoption of the Plan within twelve (12) months after the effective date.


                                                                    EXHIBIT B

                            SOFTNET SYSTEMS, INC.
                          EMPLOYEE STOCK OPTION PLAN


   (a) Statement of Purpose. The purpose of this Softnet Systems, Inc. Employee Stock Option Plan (the "Plan") is to benefit Softnet Systems, Inc. (the "Company") and Micrographics Technology Corporation ("MTC"), a wholly-owned subsidiary of the Company, by offering certain present employees of MTC a favorable opportunity to become holders of Softnet common stock, with $0.01 par value per share ("Common Stock"), thereby giving them a permanent stake in the growth and prosperity of both the Company and MTC and encouraging the continuance of their involvement with the Company.

   (b) Administration - Common Stock Available. The Plan shall be administered by the Compensation Committee of the Company, or any other committee of the Board of Directors of the Company (the "Board") designated by the Board to administer the Plan and composed of not less than two outside directors, as described in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), each of whom, to the extent necessary to comply with Rule 16b-3 (as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended ("Rule 16b-3")) only, is a "disinterested person" within the meaning of Rule 16b-3. Notwithstanding the foregoing, the maximum number of options which may be granted to any one participant under this Plan shall not exceed 4000 shares of Common Stock, subject to the adjustments provided in Section 10 hereof and no options under this Plan shall be granted after 10 years from the date this Plan is adopted by the Board. Subject to adjustment as provided in Section 10, the number of shares of Common Stock available for granting options under the Plan shall be 40,000.

   (c) Eligibility. Those employees of the Company to whom options are granted under the Plan are identified on Exhibit A attached hereto.

   (d) Granting of Options. The Board of Directors of the Company has approved the grant of options to the MTC employees and in the amounts as are set forth in Exhibit A hereto. Options granted under the Plan are intended to be treated as incentive stock options as defined in Section 422 of the Code.

   Nothing contained in the Plan or in any option granted pursuant thereto shall confer upon any optionee any right to be continued in the employment of MTC, or interfere in any way with the right of MTC to terminate his or her employment at any time.

   (e) Option Price. The options shall be granted at an exercise price, subject to the provisions of Section 10 hereof, equal to the fair market value at the time the option is granted, of the shares of Common Stock subject to the option.

   (f) Duration of Options, Increments, and Extensions. Subject to the provisions of Section 8 hereof, each option shall be for a term of 10 years. Each option shall become exercisable with respect to 1/3 of the total number of shares subject to the option on September 15, 1995, an additional 1/3 on September 15, 1996, and the balance on September 15, 1997 (the "Vesting Schedule"). Subject to the foregoing and subject to the provisions of
Section 8 hereof, all or any part of the shares to which the right to purchase has vested may be purchased at the time of such vesting or at any time or times thereafter during the option period.

   (g) Exercise of Option. An option may be exercised by giving written notice to the Company, attention of the Vice President - Finance, specifying the number of shares to be purchased, accompanied by the full purchase price for the shares to be purchased either in cash or by check, or, if so approved by the Board of Directors, by shares of the Common Stock of the Company or by a combination of these methods of payment. For this purpose, the per share value of Common Stock of the Company shall be the fair market value on the date of exercise.

   At any time of any exercise of any option, the Company may, if it shall determine it necessary or desirable for any reason, require the optionee (or his heirs, legatees, or legal representative, as the case may be) as a condition upon the exercise thereof, to deliver to the Company a written representation of present intention to purchase the shares for investment and not for distribution. In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the optionee upon his exercise of part or all of the option and a stop transfer order may be placed with the transfer agent. Each option shall also be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration, or qualification of the shares subject to the option upon any securities exchange or under any state or federal law, or the consent, or approval of any governmental regulatory body is necessary or desirable as a condition of or in connection with, the issue or purchase of shares thereunder, the option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

   At the time of the exercise of any option, the Company may require, as a condition of the exercise of such option, the optionee to pay the Company an amount equal to the amount of tax the Company may be required to withhold to obtain a deduction for federal income tax purposes as a result of the exercise of such option by the optionee.

   (h) Termination of Relationship-Exercise Thereafter. In the event the relationship between MTC and an employee who is an optionee is terminated for any reason other than death, permanent disability, termination by the Company without cause, or retirement, such optionee's option shall expire and all rights to purchase shares pursuant thereto shall terminate immediately. Temporary absence from employment because of illness, vacation, and approved leaves of absence shall not be considered to terminate employment or to interrupt continuous employment.

   In the event of termination of said relationship because of death or permanent disability (as that term is defined in section 22(e)(3) of the Code, as now in effect or as subsequently amended), the option may be exercised to the extent that any portion thereof would be exercisable on the date of such death or permanent disability pursuant to the Vesting Schedule described in Section 6 hereof, by the optionee or, if he or she is not living, by his or her heirs, legatees, or legal representative, as the case may be, during its specified term prior to one year after the date of death or permanent disability. In the event of termination of employment by the Company without cause, or by the employee because of retirement, the option may be exercised by the optionee (or, if he or she dies after such termination, by his or her heirs, legatees, or legal representative, as the case may be), at any time during its specified term prior to 90 days after the date of such termination, but only to the extent the option was exercisable at the date of such termination.

   (i) Non-Transferability of Options. During the lifetime of the optionee, options shall be exercisable only by the optionee, and options shall not be assignable or transferable by the optionee otherwise than by will or by the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by (a) the Code or (b) Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

   (j) Adjustment. The number of shares subject to options granted under the Plan shall be adjusted as follows: (a) in the event that the number of outstanding shares of Common Stock of the Company is changed by any stock dividend, stock split or combination of shares, the number of shares subject to options granted hereunder shall be appropriately adjusted; (b) in the event of any recapitalization or reclassification of the shares of the Company, or of any merger, consolidation or reorganization of the Company with any other corporation or corporations, there shall be substituted, on an equitable basis as determined by the Board of Directors, for each share of Common Stock then subject to an outstanding option to the number and kind of shares of stock or other securities to which the holders of shares of Common Stock of the Company will be entitled pursuant to the transaction; and (c) in the event of any other relevant change in the capitalization of the Company, the Board of Directors of the Company shall provide for an equitable adjustment in the number of shares of Common Stock then subject to outstanding options. In the event of any such adjustment the purchase price per share shall be appropriately adjusted.

   (k) Rule 16b-3 Six-Month Limitations. Notwithstanding anything herein to the contrary, to the extent required in order to maintain the exemption provided under Rule 16b-3, at least six months must elapse from the date of acquisition of an option to the date of disposition of the option (other than upon exercise or conversion) or its underlying equity security.

   (l) Amendment of Plan. The Board of Directors may amend or discontinue the Plan at any time; provided, however, that no such amendment or discontinuance shall materially adversely affect any options previously granted without the consent of the optionee or violate any contractual limitation on the Company.

   (m)    Effective Date.   The Plan was adopted and authorized by the Board
of Directors on September 15, 1995 for submission to the stockholders of the Company. If the Plan is approved by the affirmative vote of the holders of a majority of the outstanding shares of common stock of the Company voting in person or by proxy at a duly held stockholders' meeting, or by the written unanimous consent of all of the stockholders of the Company, the Plan shall be deemed to have become effective on September 15, 1995. Options may be granted under the Plan prior to approval by the stockholders of the Company and, in each such case, the date of grant shall be deemed to be the date of approval of the Plan by stockholders of the Company; provided, however, that if the Plan is not approved by stockholders, all options granted hereunder shall be cancelled and void.

   (n) Government Regulations. This Plan and the granting and exercise of any option hereunder and the obligation of the Company to sell and deliver shares under any such option shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies as may be required.

   (o) Proceeds from Sale of Shares. Proceeds of the purchase of option shares by any option holder shall be for the general business purposes of the
Company.   (p)    Governing Law.  This Plan shall be construed and enforced in accordance with and governed by the laws of the State of Delaware and the federal laws of the United States of America.



              EXHIBIT A TO MICROGRAPHICS TECHNOLOGY CORPORATION
                   EMPLOYEE STOCK OPTION PLAN NOT INCLUDED


                            SOFTNET SYSTEMS, INC.
            FOR THE ANNUAL MEETING TO BE HELD ON FEBRUARY 28, 1996


   The undersigned appoints                     and                  , and
either of them, attorneys and proxies of the undersigned, with power of substitution, to represent the undersigned at the Annual Meeting of Shareholders of SoftNet Systems, Inc. to be held on February 28, 1996 and at any adjournments thereof, and to vote all shares of Common Stock of SoftNet Systems, Inc. which the undersigned is entitled to vote on all matters coming before said meeting.

          Dated:_______________________________________, 1996

          ___________________________________________________
                           Signature of Shareholder

          ___________________________________________________
                          Signature if held jointly

THIS PROXY MUST BE SIGNED EXACTLY AS NAME APPEARS HEREON. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD GIVE FULL TITLE AS SUCH. IF THE SIGNER IS A CORPORATION, PLEASE SIGN FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER.

                         (CONTINUED ON REVERSE SIDE)



                             FOLD AND DETACH HERE


 1. To elect John J. McDonough,         Instruction:  Unless otherwise
    John I. Jellinek, Ian B. Aaron,     specified in the space provided
    James A. Gordon, John G. Hamm,      below, this proxy shall authorize the
    Philip Kenny, A.J.R. Oosthuizen,    proxies named herein to cumulate all
    Ronald I. Simon and C. William      votes which the undersigned is
    Vatz as the nine directors of the   entitled to cast at the annual
    Company to serve until the next     meeting for, and to allocate such
    Annual Meeting and until their      votes among, one or more of the
    successors shall be elected and     nominees listed to the left as such
    qualify:                            proxies shall determine, in their
                                        sole and absolute discretion, in
           FOR       WITHHELD           order to maximize the number of such
                                        nominees elected to the Company's
           / /         / /              Board of Directors.  To specify a
                                        different method of cumulative
                                        voting, write "Cumulative For" and
                                        the number of Shares and the name(s)
 FOR, except vote withheld for the      of the nominee(s) in the space
 following nominees:                    provided below.

 ____________________________________   ____________________________________

 2. To authorize and       3. To authorize and       4. To authorize and
    approve the amendment     approve SoftNet           approve SoftNet
    to the Company's          Systems, Inc. 1995        Systems, Inc.
    Certificate of            Long Term Incentive       Employee Stock Option
    Incorporation             Plan.                     Plan for certain
    increasing the                                      employees of
    authorized common                                   Micrographics
    stock from 10,000,000                               Technology
    to 25,000,000.                                      Corporation.

    FOR  AGAINST  ABSTAIN     FOR  AGAINST   ABSTAIN
                                                        FOR  AGAINST   ABSTAIN
    / /    / /      / /       / /    / /       / /
                                                        / /    / /       / /

 5. To authorize and       6. To authorize and
    approve the grant of      approve the grant of
    a stock option to         a stock option to
    purchase 150,000          purchase 25,000
    shares of Common          shares of Common
    Stock to John J.          Stock to Martin A.
    McDonough.                Koehler.






    FOR  AGAINST  ABSTAIN     FOR  AGAINST   ABSTAIN

    / /    / /      / /       / /    / /       / /

  PLEASE MARK INSIDE BLUE BOXES SO THAT DATA
 PROCESSING EQUIPMENT WILL RECORD YOUR VOTES
-----------------------------------------------------------------------------
                             FOLD AND DETACH HERE